UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2013

SEALY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive, One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Introductory Note

On March 18, 2013, Sealy Corporation (the “Company”) completed its merger (“merger”) with Silver Lightning Merger Company (“Merger Sub”), a wholly owned subsidiary of Tempur-Pedic International Inc. (“Tempur-Pedic”), pursuant to an Agreement and Plan of Merger, dated as of September 26, 2012, by and among Tempur-Pedic, Merger Sub and the Company (the “Merger Agreement”). As a result of the merger, the Company became a wholly owned subsidiary of Tempur-Pedic.

Item 1.02	Termination of a Material Definitive Agreement.

Prior Credit Facility

On March 18, 2013, in connection with the merger, the Company satisfied in full all loans and other non-contingent obligations under, and terminated, the Credit Agreement, dated as of May 13, 2009, among Sealy Mattress Company, as Borrower, Sealy Mattress Corporation, as Holdings and a Guarantor, the Company, as Parent, the Several Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, J.P. Morgan Securities Inc., as Joint Lead Arranger and Joint Bookrunner, GE Capital Markets, Inc., as Joint Lead Arranger and Joint Bookrunner, General Electric Capital Corporation, as Co-Collateral Agent, Citigroup Global Markets, Inc. as Joint Lead Arranger and Joint Bookrunner, and Mizuho Corporate Bank, Ltd., as Syndication Agent. The Company did not incur any material early termination penalties as a result of the termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above and Items 3.03 and 5.01 below are incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2013, the Company notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the merger and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing on Form 25, thereby commencing the process of delisting the Company’s common stock from the NYSE. The Company will file with the SEC a Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requesting the deregistration of the Company’s common stock under Section 12(b) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, at the effective time of the merger on March 18, 2013 (the “Effective Time”):

•

Each share of common stock of the Company (other than shares of treasury stock, shares owned by Tempur-Pedic and shares with respect to which appraisal rights are properly exercised and not withdrawn), issued and outstanding immediately prior to the Effective Time was converted into the right to receive a cash amount of $2.20 per share, without interest;

•

Each option to purchase shares of common stock of the Company, whether or not vested (each a “Sealy Stock Right”), was cancelled and converted into the right to receive a cash payment (less any applicable withholding) equal to the product obtained by multiplying (x) the total number of shares of common stock of the Company subject to such Sealy Stock Rights or to which such rights relate immediately prior to the Effective Time by (y) the excess, if any, of $2.20 over the per share exercise price of such Sealy Stock Right;

•

Each equity share unit issued, whether or not earned and vested in full (each a “Sealy Share Unit”), was deemed earned and vested in full and each grantee of a Sealy Share Unit will be paid, at or promptly after the Effective Time, an amount in cash equal to $2.20 (less any applicable withholding); and

•

Each restricted stock unit issued (each a “Sealy RSU”), to the extent not previously earned and vested, was (A) with respect to Sealy RSUs subject to time-based vesting, deemed earned and vested in full and (B) with respect to Sealy RSUs subject to performance-based vesting, deemed earned and vested as if the applicable target performance goals had been met, and, in each case, each grantee of a Sealy RSU will be paid, at or promptly after the Effective Time, an amount in cash equal to $2.20 (less any applicable withholding).

The foregoing description of the merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 27, 2012, and is incorporated herein by reference.

The information set forth in the Introductory Note and Item 2.01 above is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

On March 18, 2013, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Tempur-Pedic. The information set forth in the Introductory Note and Items 2.01 and 3.03 above is incorporated herein by reference.

The foregoing description of the merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 27, 2012, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, all of the directors of the Company immediately prior to the Effective Time, other than Lawrence J. Rogers, voluntarily resigned from their positions as directors of the Company, and each of Dale E. Williams and W. Timothy Yaggi were appointed as directors of the Company. The size of the board was decreased to three directors at the Effective Time.

At the Effective Time, the Company appointed W. Timothy Yaggi as its Chief Operating Officer and Dale E. Williams as its Executive Vice President and Chief Financial Officer. Jeffrey C. Akerman resigned from the position of Chief Financial Officer of the Company and became the Company’s Executive Vice President, Finance.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In accordance with the Merger Agreement at the Effective Time, the Company’s certificate of incorporation was amended and restated. A copy of the amended and restated certificate of incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALY CORPORATION

Date: March 20, 2013

	By:	/s/ Michael Q. Murray
	Name:	Michael Q. Murray
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Incorporation of Sealy Corporation.